Thornburg Florida
                                    Intermediate Municipal Fund



                                    Thornburg
FUND FACTS                     Intermediate Municipal
as of 9/30/96                     Fund-Florida
                                    A Shares

SEC Yield                              4.59%
Taxable Equiv. Yield                   7.80%
NAV                                   $11.88
Max. Offering Price                   $12.31

TOTAL RETURNS     (Annual Average - After Subtracting Maximum Sales Charge)
as of 9/30/96
1 Year                                 1.67%

Since Inception                        3.28%
                       Inception Date (2/1/94)

                        The taxable equivalent yield assumes a
                        39.6% marginal federal tax
                        rate and a .2% intangible tax.


                              The  investment  return  and
                              principal    value    of    an
                              investment  in the  fund  will
                              fluctuate   so   that,    when
                              redeemed, an investor's shares
                              may be worth more or less
                              than their original cost.

                              Maximum sales charge
                              of the Fund's  Class A Shares
                              is 3.50%.  The Fund's Class C
                              Shares  were   converted   to
                              Class A Shares  on April  30,
                              1996.
              The data quoted represents past performance and may not be construed as a guarantee of future results.

l e t t e r  t o  s h a r e h o l d e r s
119 East Marcy Street, Santa Fe, New Mexico 87501 l (505) 984-0200 November 6, 1996
Dear  Shareholder:

I am pleased to present the Annual Report for the Thornburg Florida Intermediate Municipal Fund for the fiscal year ending September 30, 1996. The net asset value per share increased 5 cents to $11.88 during the year. If you were with us for the entire period, you received dividends of 57.2 cents per share. If you reinvested your dividends, you received 58.5 cents per share.

Your Thornburg Florida Intermediate Municipal Fund portfolio currently holds over 40 municipal obligations from Florida municipal borrowers. Approximately 85% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturities of the bonds in your portfolio so that some bonds are scheduled to mature at par during each of the coming years. Today, your fund's weighted average maturity is approximately 6.6 years. This is shorter than the 10 year maximum average maturity permitted for your fund. If a stronger economy in 1997 leads to higher bond yields, we have room to extend your average portfolio maturity and improve the fund yield. Percentages of the portfolio maturing in the coming years are summarized below:

         % of portfolio maturing within  Cumulative % maturing by end of

                  2 years = 12%                  year 2= 12%
             2 to 4 years = 21%                  year 4= 33%
             4 to 6 years = 18%                 year 6 = 51%
             6 to 8 years = 16%                 year 8 = 67%
            8 to 10 years = 11%                year 10 = 78%
           10 to 12 years = 10%                year 12 = 88%
            12 to 14 years = 4%                year 14 = 92%
            14 to 16 years = 4%                year 16 = 96%

In the recent election Florida voters passed an initiative which will restrict the ability of state and local governments to increase taxes without first obtaining a two thirds majority vote of the electorate. This should be positive for weary taxpayers. It could, however, increase financial stress among Florida municipal entities by limiting their flexibility to manage unforeseen increases in expenses or shortfalls in revenue. We will continue to emphasize high credit quality and diversification in your portfolio.

Many municipal bonds issued between 1985 and 1990 have been paid off this year. Money to pay off other bonds prior to maturity already has been raised. You may own municipal bonds or unit trusts which are being redeemed. Your investment in Thornburg Florida Intermediate Municipal Fund will not be redeemed until you sell it. Please remember that you can easily add to your investment each month by authorizing a simple, automatic transfer from your checking account.

Americans have been net sellers of individual municipal and U.S. government bonds this year, while simultaneously increasing investments in foreign bonds,
U.S.  stocks and money market  funds.  Meanwhile,  foreign  investors  have been supporting the U.S. bond market for about two years. I suppose the grass sometimes appears greener on the other side of the ocean. We like municipal investments here at home, but we have positioned your bond portfolio conservatively so as to be able to react quickly to change and take advantage of any opportunities that arise.

Thank you for investing in Thornburg Florida Intermediate Municipal Fund.

Sincerely,
Brian J. McMahon
Managing Director

s t a t e m e n t  o f  a s s e t s  a n d  l i a b i l i t i e s
Thornburg Florida Intermediate Municipal Fund
September 30, 1996

ASSETS

Investments, at value (cost $19,227,156)     $19,599,035
Cash                                              76,990
Interest receivable                              324,661
Receivable for fund shares sold                   39,996
Prepaid expenses and other assets                    595

TOTAL ASSETS                                  20,041,277


LIABILITIES

Payable for securities purchased                 348,256
Dividends payable                                 35,422
Accounts   payable   and accrued expenses         56,087
Payable for fund shares redeemed                 100,253

TOTAL
LIABILITIES                                      540,018

NET ASSETS                                   $19,501,259

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
($19,501,259 applicable to 1,641,678 shares
of beneficial interest outstanding)               $11.88

Maximum sales charge, 3.50% of offering
price (3.63% of net asset value per share)           .43

Maximum Offering Price Per Share                  $12.31

See notes to financial statements.

s t a t e m e n t  o f  o p e r a t i o n s
Thornburg Florida Intermediate Municipal Fund
Year Ended September 30, 1996

INVESTMENT INCOME
Interest income (net of premium amortized
     of $38,164)                                            $1,024,504


EXPENSES
Investment advisory fees  (Note 3)                             111,985
Administration fees (Note 3)                                     6,248
Distribution and service fees (Note 3)
     Class A Shares                                             46,492
     Class C Shares                                              1,923
Transfer agent fees                                             29,898
Custodian fees                                                  52,185
Professional fees                                               10,505
Other expenses                                                   9,706

            TOTAL EXPENSES                                     268,942
Less:
   Expenses reimbursed by investment adviser (Note 3)         (151,974)

            NET EXPENSES                                       116,968

            NET INVESTMENT INCOME                              907,536

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments sold                          (32,173)
Increase in unrealized appreciation
   of investments                                               66,806
            NET REALIZED AND UNREALIZED
                  GAIN ON INVESTMENTS                           34,633

            NET INCREASE IN NET ASSETS RESULTING
                  FROM OPERATIONS                             $942,169

See notes to financial statements.



s t a t e m e n t s  o f  c h a n g e s  i n  n e t  a s s e t s
Thornburg Florida Intermediate Municipal Fund

                                             Year Ended            Year Ended
                                        September 30, 1996  September 30, 1995
INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income                            $907,536         $631,413
Net realized loss on investments sold             (32,173)         (77,300)
Increase in unrealized
     appreciation  of investments                  66,806          434,101

               NET INCREASE IN NET ASSETS
               RESULTING FROM OPERATIONS          942,169          988,214
DIVIDENDS TO SHAREHOLDERS:
From net investment income
     Class A Shares                              (893,236)        (609,538)
     Class B Shares                                     --         (18,433)
     Class C Shares                               (14,300)          (3,442)

FUND SHARE TRANSACTIONS -- (Note 4)
     Class A Shares                             4,639,271        6,406,602
     Class B Shares                                --              (36,459)
     Class C Shares                             (254,264)          149,556

NET INCREASE IN NET ASSETS                      4,419,640        6,876,500
NET ASSETS:
               Beginning of year               15,081,619        8,205,119
               End of year                    $19,501,259      $15,081,619

See notes to financial statements.



n o t e s  t o  f i n a n c i a l  s t a t e m e n t s
Thornburg Florida Intermediate Municipal Fund

Note 1 - ORGANIZATION

Thornburg Florida Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust", formerly known as Thornburg Income Trust). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing five series of shares of beneficial interest in addition to those of the Fund: Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund and Thornburg Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital.

The Fund currently offers only one class of shares of beneficial interest, Class A shares. On September 28, 1995, all existing Class B shares were converted at net asset value, without the imposition of a deferred sales charge, into Class A shares of an equivalent value. On April 30, 1996, all existing Class C shares were converted at net asset value, without the imposition of a deferred sales charge, into Class A shares of an equivalent value.The Fund no longer offers Class B or Class C shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but were subject to a contingent deferred sales charge upon redemption, and bore both a service fee and a distribution fee, (iii) Class C shares were sold at net asset value without a sales charge at the time of purchase, but were subject to a service fee and a distribution fee, and (iv) the respective classes have different reinvestment privileges. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Class specific expenses of the Fund were limited to distribution fees and minor transfer agent expenses.

Note 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Fund under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the year ended September 30, 1996 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes.



When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


Thornburg Florida Intermediate Municipal Fund

Note 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ending September 30, 1996, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund. Effective July 1, 1996, the Fund entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares.

In the event normal operating expenses of the Fund, exclusive of brokerage commissions, taxes, interest, and extraordinary expenses, exceed the limits prescribed by any state in which the Fund's shares are qualified for sale, the Adviser will reimburse the Fund for such excess. No such reimbursement was required as a result of this limitation. For the year ended September 30, 1996, the Adviser voluntarily reimbursed certain operating expenses amounting to $151,974.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended September 30, 1996, the Distributor earned commissions aggregating $14,827 from the sale of Class A shares, and collected no contingent deferred sales charges from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed .25 of 1% per annum of the Fund's average net assets for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares.

The Fund has also adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund's Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 1996, are set forth in the statement of operations.

Certain officers and trustees of the Fund are also officers and/or directors of the Adviser and Distributor.


Note 4 - SHARES OF BENEFICIAL INTEREST:

At September 30, 1996, there were an unlimited number of shares of beneficial interest authorized, and capital paid-in agregated $19,269,538.
Transactions in shares of beneficial interest were as follows:

                               Year Ended                  Year Ended
                         September 30, 1996             September 30, 1995
-------------------------------------------------------------------------------

                               Shares       Amount        Shares        Amount
Class A Shares
Shares sold                   2,251,002    $26,896,251   2,280,027  $25,983,353
Shares issued to
shareholders
  in reinvestment of
  distributions                  35,595        433,132      21,530      250,357
Shares repurchased
                             (1,897,693)   (22,690,112) (1,748,521) (19,827,108)
      Net Increase              388,904     $4,639,271     553,036   $6,406,602

Class B Shares
Shares sold                          --             --      53,482     $616,141
Shares issued to
shareholders
  in reinvestment of
  distributions                      --             --         702        8,186
Shares repurchased
                                     --             --     (55,915)    (660,786)
      Net Decrease                   --             --      (1,731)    ($36,459)

Class C Shares
Shares sold                      34,572       $413,875      23,893     $280,218
Shares issued to
shareholders
  in reinvestment of
  distributions                     876         10,490         250        2,946
Shares repurchased
                                (57,317)      (678,629)    (11,696)    (133,608)
      Net Increase (Decrease)   (21,869)     ($254,264)     12,447    $ 149,556







Note 5 - SECURITIES TRANSACTIONS

For the year ended September 30, 1996, the Fund had purchase and sale transactions (excluding short-term securities) of $19,494,241 and $14,657,060, respectively.

The cost of investments for Federal income tax purposes is  $19,232,562.
At September 30, 1996, net unrealized appreciation of investments was $366,473, resulting from $398,024 gross unrealized appreciation and $31,551 gross unrealized depreciation.

Accumulated net realized losses from securities transactions included in net assets at September 30, 1996 aggregated $140,158.

For Federal income tax purposes, the Fund has realized capital loss carryforwards of $ 134,752 as of September 30, 1996 available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows:
September  30, 2002 - $30,685,  September  30, 2003 - $71,894 and  September 30,
2004 - $32,173.



f i n a n c i a l  h i g h l i g h t s
Thornburg Florida Intermediate Municipal Fund

Per share operating performance
(for a share outstanding
throughout the period)
                                                     Period from Feb.1, 1994 (a)
                             Year Ended September 30,              September 30,

                       1996                  1995                  1994

                        A       C#       A    B**   C        A     B*      C*

Net asset value,
beginning of period   $11.83  $11.86 $11.54 $11.55 $11.54 $12.06 $11.72 $11.72
Income from
investment operations:
Net investment income    .57     .31    .63    .55    .55    .40    .05    .05
Net realized and
unrealized gain
(loss) on investments    .05    (.02)   .29    .28    .32   (.52)  (.17)  (.18)
Total from investment
operations               .62     .29    .92    .83    .87   (.12)  (.12)  (.13)
Less distributions from:
Net investment income   (.57)   (.31)  (.63)  (.55)  (.55)  (.40)  (.05)  (.05)
Change in n.a.v.         .05    (.02)   .29    .28    .32   (.52)  (.17)  (.18)

Net asset value,
 end of period        $11.88  $11.84 $11.83 $11.83 $11.86 $11.54 $11.55 $11.54

Total Return (b)        5.37%   2.47%  8.22%  7.55%  7.74%  (.95%)(1.02%)(1.10%)

Ratios/Supplemental Data Ratios to average net assets:
Net investment income 4.80% 4.46%(c) 5.41% 4.69%  4.65%5.09%(c)4.80%(c) 4.89%(c)
Expenses, after
expense reductions     .61%  .97%(c)  .38% 1.08%  1.08% .25%(c)1.05%(c) 1.10%(c)
Expenses, before
expense reductions    1.34% 6.03%(c) 1.44% 5.35% 19.08%1.95%(c)7.80%(c)40.31%(c)

Portfolio
turnover rate        77.12% 77.12% 89.60% 89.60% 89.60% 19.94%  19.94%   19.94%

Net assets at
end of period (000) $19,501   $0   $14,822   $0   $259  $8,076   $20      $109


(a)Commencement of operations.
(b)Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)Annualized.
 * Sales of Class B and Class C shares  commenced  on  September  1, 1994.
** On September 28, 1995, all Class B shares were converted into Class A shares. # On April 30, 1996, all Class C shares were converted into Class A shares.

s c h e d u l e  o f   i n v e s t m e n t s
Thornburg Florida Intermediate Municipal Fund
September 30, 1996    CUSIPS:  Class A - 885-215-707
NASDAQ Symbols:  Class A - THFLX

Principal                                                                                                      Credit Rating+
Amount           Issuer-Description                                                                           Moody's/S&P   Value
------------------------------------------------------------------------------------------------------------------------------------
$200,000     Alachua County Health Facilities Revenue, 7.00% due 12/1/01 (Shands Hospital &
             Clinics Project; Escrowed to Maturity) ................................................         NR/ AAA     $209,676
940,000      Brevard County Tourist Development Tax Revenue Series 1993, 6.325% due 3/1/03
             (Florida Marlins' Training Facility Project) ..........................................         NR/NR        961,235
300,000      Broward County Education Facilities Authority Series 1994, 5.60% due 4/1/04
             (Nova Southeastern University Project; Insured: Connie Lee) ...........................         NR/AAA       310,578
570,000      Broward County Health Facilities Authority, 7.00% due 8/15/11
             (North Beach Hospital Project; Insured: MBIA) .........................................         Aaa/AAA      631,623
815,000      Broward County Housing Finance Authority Home Mortgage Revenue, 0% due 4/1/14 .........         A1/BBB       138,420
200,000      Cape Coral Special Obligation Wastewater Revenue, 5.625% due 7/1/00
             Green Area Project; Insured: FSA) .....................................................         Aaa/AAA      207,814
250,000      Cape Coral Special Obligation Wastewater Revenue, 5.75% due 7/1/01
             Green Area Project; Insured: FSA) .....................................................         Aaa/AAA      262,347
150,000      Cape Coral Special Obligation Wastewater Revenue, 6.00% due 7/1/03
             Green Area Project; Insured: FSA) .....................................................         Aaa/AAA      159,997
690,000      Cape Coral Special Obligation Wastewater Revenue, 6.10% due 7/1/05
             Green Area Project; Insured: FSA) .....................................................         Aaa/AAA      738,942
900,000      Clermont Water & Sewer Revenue & Refunding, 5.00% due 12/1/00 .........................         NR/NR        903,294
310,000      Dade County Guaranteed Entitlement Revenue, 0% due 2/1/97, pre-refunded 2/1/00 @ 103,
             converts to 9.75% rate 2/1/97 (Insured: AMBAC) ........................................         Aaa/AAA      347,343
230,000      Dade County Health Facilities Revenue - Catholic Health, 7.50% due 8/15/00
             (LOC: Allied Irish Bank) ..............................................................         A1/ NR       244,396
100,000      Dade County Housing Finance Authority Series 1985-A, 4.60% due 1/1/15, put 1/1/99
             (Golf View Apartments Project; LOC: Sumitomo & Credit Suisse) .........................         Aaa/AAA      100,243
 96,000      Duval County Single Family Housing Revenue, 0% due 5/15/16, put 11/15/97 ..............         Aaa/AAA       74,500
200,000      Escambia County Housing Finance Authority Single Family Mortgage Series C,
             7.50% due 10/1/12 .....................................................................         Aaa/NR       210,136
990,000      Florida Housing Finance Authority Series 94-B, 5.70% due 10/1/24, mandatory put 10/1/04
             (Plantation Colony Project; FNMA Guarantee) ...........................................         NR/AAA     1,018,482
750,000      Florida Housing Finance Agency Multifamily Housing Revenue Series 1995 D, 5.10%
             due 4/1/13, put 4/1/02 (Park Colony Project; LOC: Mellon Bank) ........................         A+/A1        752,265
1,000,000    Florida Housing Finance Agency Multifamily Housing Revenue Series 1983 F, 5.35%
             due 12/1/05, mandatory put 6/1/00 (Insured: Connecticut General) ......................         NR/AA      1,004,980
500,000      Florida Housing Finance Agency Multifamily Guaranteed Mortgage Revenue Series 1983 I,
             4.85% due 12/1/05, put 12/1/99 (Wood Forest Apartments Project; Surety: Connecticut General)    NR/AA        503,910
300,000      Florida Housing Finance Authority, Multifamily Housing Revenue Series 1983-J, 4.85%
             due 12/1/05, put 12/1/99 (Forest Place Apartments Project; Surety: Connecticut General)         NR/AA        302,346
140,000      Florida Housing Finance Authority Capital Appreciation Residential Mortgage
             Revenue, 0% due 7/15/01 (LOC: Citibank) ...............................................         NR/AA         84,536
1,000,000    Florida Housing Development Authority, 6.25% due 12/1/06 (Hammock's Place Project) ....         NR/AAA     1,044,910
220,000      Florida Housing Finance Authority, 7.65% due 6/1/99 (GNMA Backed) .....................         Aaa/NR       227,834
1,000,000    Florida State General Obligation Highway Revenue, 5.80% due 10/1/00 ...................         Aa/AA      1,015,980
220,000      Florida State Board of Education Series D, 6.20% due 5/1/07, Escowed to Maturity (Insured: MBIA Aaa/AAA      228,534
255,000      Florida State Certificate of Participation, 6.05% due 11/15/97
             (Consolidated Equipment Financing Program Project) ....................................         A/A+         260,449
720,000      Florida State Certificate of Participation, 6.05% due 5/15/97
             (Consolidated Equipment Financing Program Project) ....................................         A/A+         729,266
345,000      Florida State Certificate of Participation, 6.10% due 5/15/98
             (Consolidated Equipment Financing Program Project) ....................................         A/A+         354,243
200,000      Florida State Department Corrections Certificate of Participation Okeechobee Correctional,
             5.90% due 3/1/04 (Insured: AMBAC) .....................................................         Aaa/AAA      211,872
300,000      Hernando County Industrial Development Revenue, 8.50% due 12/1/14
             (Florida Crushed Stone Project) .......................................................         NR/NR        328,950
200,000      Hillsborough County Industrial Development Authority, 3.90% due 9/1/25, put 10/1/96
             (daily demand note) ...................................................................         Aa2/AA-      200,000
1,000,000    Hillsborough County Industrial Development Authority, 5.50% due 8/15/06
             (University Community Hospital Inc. Project; Insured: MBIA) ...........................         Aaa/AAA    1,027,540
115,000      Indian River County Capital Improvement Revenue Refunding, 8.75% due 9/1/97 (Insured: MBIA)     Aaa/AAA      117,223
600,000      Jacksonville Health Facilities Industrial Development Revenue, 8.00% due 12/1/15
             (National Benevolent Association Project) .............................................         Baa1/BBB+    666,744
150,000      Jacksonville Health Facilities Industrial Development Revenue, 5.70% due 12/1/04
             (National Benevolent Association Project) .............................................         Baa1/NR      149,986
100,000      Jacksonville Health Facilities Industrial Development Revenue, 6.00% due 12/1/09
             (National Benevolent Association Project) .............................................         Baa1/NR       99,094
100,000      Jacksonville Health Facilities Industrial Development Revenue, 6.05% due 12/1/10
             (National Benevolent Association Project) .............................................         Baa1/NR       99,053
375,000      Jacksonville Housing Revenue Refunding, 5.125% due 9/20/04
             (Windmere Manor Apartments Project; Insured: GNMA) ....................................         NR/AAA       379,076
250,000      Jacksonville Loan Obligation Water & Sewer Revenue, 5.30% due 4/1/99 (Insured: MBIA) ..         Aaa/AAA      250,168
100,000      Jacksonville Loan Obligation Custody Receipts, 6.10% due 4/1/01 (Insured: MBIA) .......         Aaa/AAA      100,126
240,000      Miramar Wastewater Improvement Assessment Revenue, 6.00% due 10/1/02 (Insured: FGIC) ..         Aaa/AAA      254,225
 50,000      Okaloosa County Custody Receipts, 6.10% due 4/1/02 (Insured: MBIA) ....................         Aaa/AAA       50,070
115,000      Osceola County Health Facilities Revenue Series 1994, 5.75% due 5/1/04
             (Evangelical Good Samaritan Project; Insured: AMBAC) ..................................         Aaa/AAA      120,162
195,000      Palm Bay Lease Revenue Refunding, 6.40% due 9/1/04
             (Florida Education and Research Foundation Project) ...................................         Baa/NR       199,232
205,000      Palm Bay Lease Revenue Refunding, 6.50% due 9/1/05
             (Florida Education and Research Foundation Project) ...................................         Baa/NR       209,434
515,000      Palm Beach County Industrial Development Revenue Series 1996, 6.10% due 12/1/07
             (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish Bank) ................         NR/A+        526,670
270,000      Palm Beach County Industrial Development Revenue Series 1996, 6.20% due 12/1/08
             (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish Bank) ................         NR/A+        277,171
900,000      Pinellas County Housing Finance Authority Series 1994-A, 5.75% due 8/1/01
             (GNMA/FNMA Collateral) ................................................................         Aaa/NR       918,621
500,000      Port St. Lucie Utility System Revenue Series 1996-A, 0% due 9/1/07 (Insured FGIC) .....         Aaa/AAA      283,330
100,000      Sarasota Water and Sewer Utility Revenue Series 1988, 7.00% due 10/1/99 (Insured: MBIA)         Aaa/AAA      102,009


               TOTAL INVESTMENTS (Cost $19,227,156)                                                                   $19,599,035

               +Credit ratings are unauduted.
                See notes to financial statements.


i n d e p e n d e n t   a u d i t o r ' s    r e p o r t
To the Board of Trustees and Shareholders
Thornburg Florida Intermediate Municipal Fund
Santa Fe, New Mexico



We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Florida Intermediate Municipal Fund, series of Thornburg Investment Trust as of September 30, 1996, the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Thornburg Florida Intermediate Municipal Fund as of September 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.





New York, New York
October 25, 1996